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                                                                   EXHIBIT 10.72

                                    GUARANTY
                               (HAYES CORPORATION)


                                 January 2, 1998


The CIT Group/Credit Finance, Inc.
1211 Avenue of the Americas
21st Floor
New York, New York  10036


            Re: Hayes Microcomputer Products, Inc., a Georgia corporation ("Borrower")


Gentlemen:

         Reference is made to the financing arrangements between The CIT Group/Credit Finance, Inc. ("Lender") and Borrower pursuant to which Lender may extend loans, advances and other financial accommodations to Borrower as set forth in the Loan and Security Agreement between Borrower and Lender dated December 21, 1995, as supplemented by that certain Conditions Precedent Rider dated December 21, 1995 between Lender and Borrower, and as amended by that certain First Amendment to Loan and Security Agreement dated April 16, 1996 between Lender and Borrower, that certain Second Amendment to Loan and Security Agreement dated October 15, 1996 between Lender and Borrower, that certain Third Amendment to Loan and Security Agreement dated as of January 1, 1997, and that certain Fourth Amendment to Loan and Security Agreement dated on or about the date hereof, between Lender and Borrower and various other agreements, documents and instruments now or at any time executed or delivered in connection therewith or otherwise related thereto, including, but not limited to, this Guaranty (all of the foregoing, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

         Due to the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor, and as an inducement for and in consideration of Lender at any time providing or extending loans, advances and other financial accommodations to Borrower, whether pursuant to the Financing Agreements or otherwise, Guarantor hereby, irrevocably and unconditionally, (a) guarantees, and agrees to be liable for, the prompt indefeasible and full payment and performance of all revolving loans, term loans, letters of credit, bankers' acceptances, merchandise purchase guaranties or other guaranties or indemnities for Borrower's account and all other obligations, liabilities and indebtedness of every kind, nature or description owing by Borrower to Lender or Lender's affiliates, including, without limitation, principal, interest, charges, fees and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under any of the Financing Agreements or




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otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, whether or not such obligations, liabilities or indebtedness are direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, original, renewed or extended, and whether arising directly or howsoever acquired by Lender including from any other entity outright, conditionally or as collateral security, by assignment, merger with any other entity, participations or interests of Lender in the obligations of Borrower to others, assumption, operation of law, subrogation or otherwise and
(b) agrees to pay to Lender on demand the amount of all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, Lender's rights in any collateral or under this Guaranty and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationship between Borrower and Lender, Guarantor and Lender, or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Financing Agreements or after the commencement of any case with respect to Borrower, Guarantor or any other Obligor under the United States Bankruptcy Code or any similar statute (all of which being collectively referred to herein as the "Guaranteed Obligations").

         GUARANTOR HEREBY EXPRESSLY WAIVES notice of Lender's acceptance of this Guaranty, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Borrower, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor are or may be entitled. GUARANTOR ALSO WAIVES notice of, and hereby consents to, (i) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations or to the Financing Agreements and any collateral, and the guarantee made herein shall apply to the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of any collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable for or in respect of the Guaranteed Obligations (individually and collectively, the "Obligors"),
(iii) the exercise of, or refraining from the exercise of any rights against Borrower, Guarantor or any other Obligor or any collateral, and (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any Guaranteed Obligations. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing. To the fullest extent permitted by applicable law, GUARANTOR HEREBY FURTHER WAIVES the right to plead any statute of limitations as a defense to performance of its obligations under, or to Lender's enforcement of, this Guaranty.

         This Guaranty is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower or any other Obligor or to realize upon any collateral (and Guarantor hereby waives the benefit of any statute or other law that



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might otherwise require Lender to institute suit against Borrower or any other
Obligor on Guarantor's request or prior to instituting suit against Guarantor), but Lender may require Guarantor to make immediate payment of the Guaranteed Obligations to Lender when due or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including reasonable attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Lender may elect, whether or not then due.

         No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to, or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations or Guarantor in respect of this Guaranty, affect, impair or be a defense to this Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral for the Guaranteed Obligations or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law.

         This Guaranty is absolute, unconditional and continuing and is in addition to, but not contingent upon Lender's obtaining, any other guaranty of the whole or any part of the Guaranteed Obligations. Payment by Guarantor shall be made to Lender at its office from time to time on demand as Guaranteed Obligations become due. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligors are sued or in separate actions.

         Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and is hereby assigned to Lender as security therefor. Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

         All sums at any time owed by Lender to Guarantor or to the credit of Guarantor and any property of Guarantor on which Lender at any time has a lien or security interest or of which Lender at any time has possession, shall secure payment and performance of all Guaranteed Obligations and all other obligations of Guarantor to Lender however arising.



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         In case proceedings be instituted by or against Borrower or Guarantor or any other Obligor, in bankruptcy or insolvency, or for reorganization, arrangement, receivership, or the like, or if Borrower or Guarantor or any other Obligor calls a meeting of creditors or makes any assignment for the benefit of creditors, or upon the occurrence of any event which constitutes a default or event of default under the Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature, even if the liability of Borrower or any other Obligor therefor does not.

         Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice by certified mail; but the giving of such notice shall not relieve Guarantor from liability for any Guaranteed Obligations incurred before Lender's receipt of such notice of termination or for post-termination collection expenses and interest pertaining to any Guaranteed Obligations arising before termination.

         Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated, as the case may be, if at any time payment of any of the Guaranteed Obligations is rescinded or otherwise restored by Lender to Borrower or to any other person who made such payment, or to the creditors or creditors' representative of Borrower or such other person.

         Lender's books and records showing the account between Lender and Borrower shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth, and any written statements rendered by Lender to Borrower, to the extent to which no written objection is made within sixty (60) days after the date thereof, shall be considered correct and be binding on Guarantor as an account stated for purposes of this Guaranty.

         No delay on Lender's part in exercising any rights hereunder or failure to exercise the same shall constitute a waiver of such rights. No notice to, or demand on, Guarantor shall be deemed to be a waiver of the obligation of Guarantor to take further action without notice or demand as provided herein. No waiver of any of Lender's rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on Lender's behalf, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair Lender's rights or the obligations of Guarantor to Lender in any other respect at any other time.

         Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and any and all endorsers or other guarantors of any of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that Lender shall have no duty to advise Guarantor of information known to Lender regarding such condition or any such circumstances.

         This Guaranty is binding upon Guarantor, its successors and assigns and shall benefit Lender and its successors, endorses, transferees and assigns. All references to Borrower and Lender herein shall include their respective successors and assigns. This instrument shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.



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         Guarantor hereby irrevocably submits and consents and to the non-exclusive jurisdiction of the State and Federal Courts located in the State of Georgia with respect to any action or proceeding arising out of this Guaranty or any matter arising herefrom or relating hereto. Any such action or proceeding commenced by Guarantor against Lender will be litigated only in a Federal Court located in the district, or a State Court in the State of Georgia and County of Fulton and Guarantor waives any objection based on forum non conveniens and any objection to venue in connection therewith.

         In any such action or proceeding, Guarantor waives personal service of the summons and complaint or other process and papers therein and agrees that any process or notice of motion or other application to any of said Courts or a judge thereof, or any notice in connection with any proceedings hereunder may be served (i) inside or outside such State by registered or certified mail, return receipt requested, addressed to Guarantor at the address set forth below or which Guarantor has previously advised Lender in writing and as indicated in the records of Lender and service or notice so served shall be deemed complete five
(5) days after the same shall have been posted or (ii) in such other manner as may be permissible under the rules of said Courts.

         Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by Guarantor or any other person or entity, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

         This Guaranty may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, GUARANTOR AND LENDER WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS GUARANTY, ANY ALLEGED TORTIOUS CONDUCT BY GUARANTOR OR LENDER, OR, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATED TO THE RELATIONSHIP BETWEEN GUARANTOR AND LENDER OR BORROWER AND LENDER. IN NO EVENT WILL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN ADVISED BY COUNSEL OF ITS OWN SELECTION IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS GUARANTY, THAT LENDER HAS NO FIDUCIARY RELATIONSHIP TO GUARANTOR (BUT RATHER THE RELATIONSHIP BETWEEN LENDER AND GUARANTOR IS SOLELY THAT OF CREDITOR AND DEBTOR), AND THAT NO JOINT VENTURE EXISTS BETWEEN LENDER AND BORROWER OR BETWEEN LENDER AND GUARANTOR.



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         IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty under seal on day and year first above written.


ATTEST:                             HAYES CORPORATION, FORMERLY KNOWN AS
                                    ACCESS BEYOND, INC.

         /s/                        By:      /s/ Ronald Howard
----------------------                  -----------------------------------
Secretary
                                    Title:   /s/ Vice Chairman-CEO
[CORPORATE SEAL]                          ---------------------------------

                                    Address: 1300 Quince Orchard Boulevard
                                             Gaithersburg, Maryland  20878


STATE OF Georgia   )
                   ) ss.:
COUNTY OF Gwinnett )

         On this 2nd day of January, 1998, before me personally came Ronald Howard, to me known, who stated that he is the Vice Chairman-CEO of HAYES CORPORATION, FORMERLY KNOWN AS ACCESS BEYOND, INC. described in and which executed the foregoing instrument and that he signed his name thereto by order of the Board of Directors of said corporation.

                                                /s/ Kim Gallagher
                                            -------------------------
                                            Notary Public
                                            My Commission Expires:

                                               March 12, 2000
                                            -------------------------
                                            [NOTARIAL SEAL]













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